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                                                                   EXHIBIT 99.3

         Consents to be a director of Arbitron of the following persons:

                 - Stephen B. Morris
                 - Erica Farber
                 - Kenneth F. Gorman
                 - Philip Guarascio
                 - Larry E. Kittelberger
                 - Luis G. Nogales
                 - Lawrence Perlman
                 - Richard A. Post

         The undersigned does hereby consent to being appointed or continuing to serve as a director of Ceridian Corporation, a Delaware corporation, which will be renamed "Arbitron Inc." ("Arbitron"), in connection with the spin-off of New Ceridian Corporation ("New Ceridian") by Ceridian Corporation. The undersigned further consents to being named as a director of Arbitron in any filing made by New Ceridian, Arbitron or any of their respective affiliates with the Securities and Exchange Commission in connection with the spin-off and agrees to serve as such a director for the term provided in the by-laws of Arbitron.

Dated: November 13, 2000

                               /s/ Stephen B. Morris
                               -------------------------------
                               Stephen B. Morris

                               /s/ Erica Farber
                               -------------------------------
                               Erica Farber

                               /s/ Kenneth F. Gorman
                               -------------------------------
                               Kenneth F. Gorman

                               /s/ Philip Guarascio
                               -------------------------------
                               Philip Guarascio

                               /s/ Larry E. Kittelberger
                               -------------------------------
                               Larry E. Kittelberger

                               /s/ Luis G. Nogales
                               -------------------------------
                               Luis G. Nogales

                               /s/ Lawrence Perlman
                               -------------------------------
                               Lawrence Perlman

                               /s/ Richard A. Post
                               -------------------------------
                               Richard A. Post